UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event Reported): July 14, 2005

                                  EQUINIX, INC.
                       ----------------------------------
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                   000-31293                77-0487526
 ---------------------------    ----------------------    ----------------------
(State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
    of Incorporation)                                     Identification Number)


                                301 Velocity Way
                          Foster City, California 94404
                                 (650) 513-7000
    -------------------------------------------------------------------------
   (Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into A Material Definitive Agreement.

     On July 14, 2005, Equinix Operating Company, Inc., a Delaware Corporation and wholly-owned subsidiary of Equinix, Inc. ("Equinix") entered into a sublease with Verio, Inc. for the remaining ten year term of lease on an existing data center located at 350 East Cermak Rd., Chicago, Il. Equinix intends to operate the premises as a data center consistent with other facilities they currently lease. In addition to subleasing the premises, Equinix purchased the data center infrastructure assets from Verio, Inc. for approximately $1,900,000.

Item 2.02. Results of Operations and Financial Condition

     The information in Item 2.02 of this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 2.02 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

     On July 18, 2005, the Company issued a press release which included updated guidance for 2005. A copy of the press release is attached as Exhibit 99.1.

     Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant

     *Please refer to the July 14, 2005, Equinix sublease regarding 350 East Cermak Rd., Chicago, Il as disclosed in Item 1.01 above.

Item 9.01. Financial Statements and Exhibits

      (c) Exhibits.

      99.1 Press Release of Equinix, Inc. dated July 18, 2005, furnished in accordance with Item 2.02 of this Current Report on Form 8-K.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 EQUINIX, INC.


DATE:  July 18, 2005                              By:     /s/  RENEE F. LANAM
                                                         --------------------

                                                         Renee F. Lanam
                                                         Chief Financial Officer